UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2005

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

The registrant, Warp Technology Holdings, Inc., which operates under the name Halo Technology Holdings ("Halo" or the "Company") has entered into definitive agreements to acquire five software companies from Platinum Equity. The businesses being acquired by HALO are Tesseract, DAVID Corporation, Process Software, ProfitKey International, and Foresight Software, Inc. Each is a standalone company that has profitably delivered mission critical software solutions to enterprise customers.

According to the unaudited financial information provided to Halo, the combined revenue of the five companies for the twelve month period which ended June 30, 2005 was approximately $26,000,000. These financial results remain subject to audit, have not been adjusted for the effects of purchase accounting, and are not necessarily indicative of future performance.

As a portion of the purchase price for the acquisitions, Platinum Equity will receive additional equity in Halo, which is expected to be equivalent to approximately 10% to 20% of the then outstanding common stock of the Company, on an as converted basis. The actual amount will depend on factors including the form of securities issued, and the price or conversion price of any securities issued in additional financings contemplated by the Company to fund a portion of the purchase price.

Certain statements herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those relating to future opportunities, the outlook of customers, the reception of new products and technologies, and the success of new initiatives. In addition, such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include: (i) demand for the Company's products; (ii) the actions of current and potential new competitors; (iii) changes in technology; (iv) the nature and amount of the Company's revenues and expenses; and (v) overall economic conditions and other risks detailed from time to time in the Company's periodic earnings releases and reports filed with the Securities and Exchange Commission (the "Commission"), as well as the risks and uncertainties discussed in the Company's Annual Report on Form 10-KSB filed with the Commission on October 13, 2004 (the "Form 10-KSB").

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

September 14, 2005	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Chief Legal Officer